Semiannual Report

June 30, 2002

T. Rowe Price
Health Sciences Portfolio

Dear Investor

     The health sciences marketplace endured an extremely difficult six-month period, reflecting a time of deep investor discomfort. Evidence of corporate misconduct, including suspected accounting fraud at telecom firm WorldCom and an insider-trading investigation at biotech ImClone, undermined investor faith generally but especially in the higher-growth, higher-risk areas of the market. Earnings reports within pharmaceuticals and biotechnology - the two mainstay industries in the sector - were troubled. Finally, several adverse regulatory decisions reinforced investors' views that regulatory risk remains high.

  Performance Comparison

  Periods Ended 6/30/02                          6 Months              12 Months
  ------------------------------------------------------------

  Health Sciences
  Portfolio shares                                -22.37%                -21.51%

  Health Sciences
  Portfolio - II shares *                               -                      -

  S&P 500 Stock Index                              -13.16                 -17.99

  Lipper Health/Biotechnology
  Funds Index                                      -20.77                 -22.17

  * This share class' return since its inception on 4/30/02 is -11.06%.

  Given the highly negative environment, it was impossible for a health sciences fund to stay true to its charter and avoid losses, as is clear from six-month results (and for the shorter-term results of the portfolio's new II class of shares). Returns for the full year were also largely dictated by this recent period. Six-month results were somewhat below the Lipper Index. However, many competitors fared worse during this bear market, as reflected in the -24.97% six-month return and -26.00% one-year return for the Lipper Health/Biotechnology Funds Average which incorporates a larger universe of competitors. Our efforts to reduce risk by balancing volatile biotech companies with steadier health care service providers aided results, and generally good stock selection left us confident in the potential of our portfolio.

Market and Portfolio Review

  In an environment of weak economic growth, corporate scandal, and global military tension, investors have become increasingly intolerant of risk. Historically, leading health care companies, especially the large-cap pharmaceuticals, were perceived as low risk because of their profitability. In the last 12 months, however, several trends have converged to batter the business environment for drug companies. The Food and Drug Administration
  (FDA) has become materially more cautious in its oversight, slowing the new drug approval process. In addition, there has been a lot of media attention and political pressure on drug prices, not to mention lawsuits, particularly at the state level.

  More important, the drug companies are suffering from declining productivity - the relationship between total research and development spending and the number of successful new drugs. Research costs are enormous - Pfizer alone spends $5 billion per year - and the number of breakthrough drugs has dwindled. Currently, nine of every 10 drugs in early development fail. Patent protection for successful drugs allows companies to recoup their costs, but a significant number of patents of high-profile drugs have expired or are about to, exposing them to increasingly aggressive competition from generics. This combination of problems has hit growth and profits hard. Four of the largest seven pharmaceuticals have warned of lower or even no earnings per share growth in the next year or two.

  Sector Diversification

                                    12/31/01                 6/30/02
  --------------------------------------------

  Biotechnology                        41.8%                   33.8%

  Pharmaceuticals                       28.0                    24.2

  Life Sciences                          5.7                     1.9

  Products and Devices                   4.8                     7.0

  Services                              17.7                    31.2

  Reserves                               2.0                     2.3

  Options                                0.0                    -0.4
  --------------------------------------------

  Total                               100.0%                  100.0%

  We've responded by modestly underweighting large-cap pharmaceuticals compared with our peer group average. Still, considering the size and potential of this industry, we continued to keep a substantial weighting here, notably in large positions in Pfizer, Wyeth, and Pharmacia. We have confidence that these companies offer the best opportunity to improve productivity and earnings going forward, and in fact, each held up significantly better than its industry during the six months. These three companies accounted for more than 12% of assets.

Biotechnology

  Market activity was also damaging to our biotechnology stake, which is considerably larger than our peer group's average position. Biotech remains a key component of our long-term strategy. Experience shows that once these smaller firms launch their first or second successful drug, the payoff is tremendous. We have seen this already with companies like MedImmune, IDEC Pharmaceuticals, and Gilead Sciences.

  Biotech stocks are inherently riskier, and they have been very unpopular in this risk-averse atmosphere. The AMEX Biotech Index lost nearly 40% in just this past six months. The FDA's current cautious stance is even more problematic for biotechs than for the drug companies, since biotech product lines are usually limited. In addition, there have been some disappointments with high-profile drugs that ultimately didn't prove effective. However, the market is treating these stocks monolithically, whereas there are significant differences among the companies and their prospects.

  Several companies have potentially very positive events in the next 12 to 18 months. MedImmune is waiting for FDA approval to market FluMist, an intranasal flu vaccine, before the 2002 flu season. Genentech is in phase III (human) testing for Avastin, a metastatic breast and colon cancer treatment. Amgen may be able to defend its patents for Epogen and is also expected to launch Aranesp soon. Aranesp has been approved for renal disease but may offer a larger opportunity as a treatment for chemotherapy-induced anemia. Approval for that use seems imminent.

  Most of these companies already have at least one successful product, and adding another could result in a period of very good earnings growth. In addition, stock valuations are very attractive throughout the industry, which could be setting the stage for a turnaround. During the six months, our individual positions held up significantly better than the industry as a whole, which builds our confidence that our research process will help us find and benefit from winners in this industry.

Health Care Sector Industry Results
One year ended 6/30/02

Wilshire 5000 Health Care                                -16.3
Providers & Service                                        9.2
Products & Devices                                        -7.2
Pharmaceuticals                                          -17.7
Biotechnology                                            -44.4

Services and Devices

  Given the volatility in health care, we strive to maintain positions in areas where earnings growth is more stable. The services sector has fit this bill recently, offering both the most attractive earnings picture and the best performance by far. The trend represents a remarkable comeback after a rough spell from late 1997 to late 1999 when government encroachment deeply depressed valuations. Although these companies ultimately have a limited upside, they have proved invaluable at trimming our losses. We've been overweight in this segment, largely by focusing on leading firms UnitedHealth Group, Anthem, and Wellpoint Health Networks.

  Medical devices continued to be one of the lowest exposures in the portfolio, representing a significant underweighting. However, devices could prove an exciting area over coming years if a couple of inventions come to fruition. One is the drug-coated stent, which is put in coronary arteries to slow or prevent restenosis - the reclosing of a formerly clogged artery that was originally opened via a balloon or uncoated metal stent. This would benefit companies like Johnson & Johnson and Boston Scientific. Another promising device is the ICD (implantable coronary defibrillator), for people at risk of sudden death from asymmetric arrhythmia following a heart attack and, in the future, perhaps for people with congestive heart failure. We are investigating companies standing to benefit, such as Medtronic.

Outlook

  Recent results have tested our patience, yet we remain optimistic on the sector's long-term prospects. It is the nature of individual market sectors to fluctuate significantly, and that is especially the case for this sector, which is populated by high-growth, high-risk investments. The key, in our view, is to conduct rigorous independent research to identify those companies with the products and earnings potential to perform best in the downdraft and to lead a recovery.

  We believe the groundwork is being laid now for a rebound in the hardest-hit health care stocks. The scientific progress being made today suggests strongly that we will have better medicines for the many diseases for which we now lack effective therapies. Unless the government stifles innovation, rapid advances in science and drug breakthroughs should continue. While troubling in the short run, we don't believe politics are a long-term threat because there's a widespread understanding that the industry has substantially improved people's lives.

  Respectfully submitted,

  Kris H. Jenner
  Chairman of the portfolio's Investment Advisory Committee

  Respectfully submitted,

  John H. Laporte
  Vice President
  July 19, 2002

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

Portfolio Highlights

Contributions to the Change in Net Asset Value Per Share
6 Months Ended 6/30/02

TEN BEST CONTRIBUTORS
------------------------------------------------

UnitedHealth Group                                    9(cents)

Wellpoint Health Networks                                    5

Anthem                                                       5

Laboratory Corporation of America                            5

Tenet Healthcare                                             3

HCA                                                          2

AmerisourceBergen                                            2

Omnicare                                                     2

Noven Pharmaceuticals                                        1

Patterson Dental*                                            1
------------------------------------------------

Total                                                35(cents)
------------------------------------------------

TEN WORST CONTRIBUTORS
------------------------------------------------

Cephalon                                            -18(cents)

MedImmune                                                   14

NPS Pharmaceuticals                                         11

King Pharmaceuticals                                         9

Invitrogen                                                   9

IDEC Pharmaceuticals                                         9

Sepracor                                                     8

CV Therapeutics                                              8

ViroPharma                                                   8

Biovail**                                                    7
------------------------------------------------

Total                                              -101(cents)
------------------------------------------------

12 Months Ended 6/30/02

TEN BEST CONTRIBUTORS
------------------------------------------------

UnitedHealth Group                                   14(cents)

Wellpoint Health Networks                                   10

Anthem*                                                      7

Laboratory Corporation of America                            6

Tenet Healthcare*                                            4

Gilead Sciences                                              3

Advanced Neuromodulation Systems                             2

Omnicare                                                     2

Telik                                                        1

Vertex Pharmaceuticals                                       1
------------------------------------------------

Total                                                50(cents)
------------------------------------------------

TEN WORST CONTRIBUTORS
------------------------------------------------

MedImmune                                           -15(cents)

Cephalon                                                    13

ViroPharma                                                  13

NPS Pharmaceuticals                                         12

Invitrogen                                                  11

Alkermes                                                     8

OSI Pharmaceuticals                                          8

Aurora Biosciences                                           8

Cubist Pharmaceuticals                                       7

King Pharmaceuticals                                         7
------------------------------------------------

Total                                              -102(cents)
------------------------------------------------

*  Position added

** Position eliminated

Portfolio Highlights
Twenty-Five Largest Holdings

                                                    Percent of
                                                    Net Assets
                                                       6/30/02
------------------------------------------------

UnitedHealth Group                                        6.1%

Pfizer                                                     5.4

Wyeth                                                      4.6

Anthem                                                     4.6

Cephalon                                                   4.4

Trimeris                                                   3.8

Tenet Healthcare                                           3.8

Allergan                                                   3.5

Laboratory Corporation of America                          3.4

MedImmune                                                  3.3

Gilead Sciences                                            3.1

Pharmacia                                                  2.7

Omnicare                                                   2.5

Wellpoint Health Networks                                  2.4

Baxter International                                       2.1

Genentech                                                  2.0

HCA                                                        1.9

AmerisourceBergen                                          1.8

Alkermes                                                   1.7

Eli Lilly                                                  1.5

IDEC Pharmaceuticals                                       1.5

Advanced Neuromodulation Systems                           1.5

OSI Pharmaceuticals                                        1.3

Neurocrine Biosciences                                     1.3

Amgen                                                      1.2
------------------------------------------------

Total                                                    71.4%
------------------------------------------------

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Health Sciences Portfolio

As of                  S&P 500                 Health Sciences
6/30/02                  Index                          Shares

12/29/2000              10,000                          10,000
03/31/2001               8,814                           7,480
06/30/2001               9,330                           9,020
09/30/2001               7,961                           8,010
12/31/2001               8,811                           9,120
06/30/2002               7,652                           7,080

Note: Performance for II shares will vary due to the differing fee structure. See returns table below.

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Health Sciences Portfolio

Periods Ended 6/30/02

                                                                        Since              Inception
                                               1 Year               Inception                   Date
--------------------------------------------------------------------------

Health Sciences shares                        -21.51%                 -20.56%               12/29/00

Health Sciences - II shares                         -                  -11.06                4/30/02

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Financial Highlights
T. Rowe Price Health Sciences Portfolio shares
Unaudited
                                                      For a share outstanding
                                                       throughout each period

                                               6 Months                 12/29/00
                                                 Ended                  Through
                                                6/30/02                 12/31/01
NET ASSET VALUE
Beginning of period                              $ 9.12                  $ 10.00

Investment activities
  Net investment income (loss)                   (0.02)                   (0.03)

  Net realized and
  unrealized gain (loss)                         (2.02)                   (0.85)

  Total from
  investment activities                          (2.04)                   (0.88)

NET ASSET VALUE
End of period                                    $ 7.08                   $ 9.12
                                                 ------                   ------
Ratios/Supplemental Data
Total return(diamond)                          (22.37)%                  (8.75)%

Ratio of total expenses to
average net assets                               0.95%!                    0.95%

Ratio of net investment
income (loss) to average
net assets                                     (0.57)%!                  (0.42)%

Portfolio turnover rate                          72.9%!                    81.1%

Net assets, end of period
(in thousands)                                  $ 3,726                  $ 4,671

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

! Annualized

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Health Sciences Portfolio - II shares
Unaudited
                                       For a share outstanding
                                        throughout each period

                                                       4/30/02
                                                       Through
                                                       6/30/02
NET ASSET VALUE
Beginning of period                                     $ 7.96

Investment activities
  Net investment income (loss)                          (0.01)

Net realized and
  unrealized gain (loss)                                (0.87)

  Total from
  investment activities                                 (0.88)

NET ASSET VALUE
End of period                                           $ 7.08

Ratios/Supplemental Data
Total return(diamond)                                 (11.06)%

Ratio of total expenses to
average net assets                                      1.20%!

Ratio of net investment
income (loss) to average
net assets                                            (0.72)%!

Portfolio turnover rate                                 72.9%!

Net assets, end of period
(in thousands)                                            $ 89

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

! Annualized

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Health Sciences Portfolio
June 30, 2002 (Unaudited)
                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
COMMON STOCKS 98.1%
SERVICES 29.8%
Payors 13.1%
Anthem *                                                        2,600                    $ 175

UnitedHealth Group                                              2,550                      234

Wellpoint Health Networks *                                     1,200                       93

                                                                                           502

Providers 7.1%
Davita *                                                          600                       14

HCA                                                             1,500                       71

Tenet Healthcare *                                              2,000                      143

Triad Hospitals *                                               1,000                       43

                                                                                           271

Distribution 6.2%
AmerisourceBergen                                                 900                       68

Cardinal Health                                                   700                       43

Omnicare                                                        3,600                       95

Patterson Dental *                                                600                       30

                                                                                           236

Other Sevices 3.4%
Laboratory Corporation of America *                             2,800                      128

                                                                                           128

Total Services                                                                           1,137

PRODUCTS & DEVICES 5.5%
Implants 5.5%
Advanced Neuromodulation Systems *                              1,850                       57

Aspect Medical Systems *                                        2,300                        9

Baxter International                                            1,800                       80

Boston Scientific *                                               900                       26

EPIX Medical *                                                  1,650                       17

Fischer Imaging *                                               2,300                       20

Total Products & Devices                                                                   209

PHARMACEUTICALS 23.9%
U.S. Major - Pharmaceutical 22.5%
Abbott Laboratories                                               900                       34

Allergan                                                        2,000                      134

Eli Lilly                                                       1,025                       58

Forest Laboratories *                                             650                       46

Johnson & Johnson                                                 550                       29

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands

King Pharmaceuticals *                                            200                      $ 4

Noven Pharmaceuticals *                                           800                       20

Pfizer!!                                                        5,900                      206

Pharmacia                                                       2,800                      105

Teva Pharmaceutical ADR                                           600                       40

Women First Healthcare *                                          700                        5

Wyeth                                                           3,450                      177

                                                                                           858

International Pharmaceutical 1.4%
Fujisawa Pharmaceutical (JPY)                                     500                       12

Sanofi-Synthelabo (EUR)                                           700                       43

                                                                                            55

Total Pharmaceuticals                                                                      913

BIOTECHNOLOGY 32.5%
U.S. Major - Biotechnology 29.1%
Abgenix *                                                       2,000                       20

Alkermes *                                                      4,000                       64

Amgen *                                                         1,100                       46

Cephalon *                                                      3,700                      167

CV Therapeutics *                                               1,200                       22

Genentech *                                                     2,300                       77

Gilead Sciences *                                               3,550                      117

Human Genome Sciences *                                         1,100                       15

IDEC Pharmaceuticals *                                          1,600                       57

Imclone Systems *                                               2,100                       18

Medicines Company *                                             3,000                       37

MedImmune *                                                     4,700                      124

Neurocrine Biosciences *                                        1,700                       49

NPS Pharmaceuticals *                                           2,850                       44

OSI Pharmaceuticals *                                           2,050                       49

Protein Design Labs *                                           1,000                       11

Sepracor *                                                        550                        5

Transkaryotic Therapies *                                         500                       18

Trimeris *                                                      3,300                      146

Vertex Pharmaceuticals*                                         1,444                       24

                                                                                         1,110

Other Biotechnology 3.4%
Cubist Pharmaceuticals *                                        1,500                       14

Deltagen *                                                      3,900                        9

DURECT *                                                        1,200                       10

Exelixis *                                                      2,000                       15

Guilford Pharmaceuticals *                                      2,400                       18

InKine Pharmaceutical *                                           700                        1

T. Rowe Price Health Sciences Portfolio
June 30, 2002 (Unaudited)
                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands

Ligand Pharmaceuticals *                                          200                      $ 3

Regeneron Pharmaceuticals *                                       750                       11

Serologicals *                                                    100                        2

Telik *  1,550    19

Triangle Pharmaceuticals *                                      2,200                        6

Versicor *                                                      1,650                       22

ViroPharma *                                                      900                        1

                                                                                           131

Total Biotechnology                                                                      1,241

LIFE SCIENCES 1.9%
Life Sciences 1.9%
Invitrogen *                                                      150                        5

Symyx Technologies *                                            2,550                       35

Waters Corporation *                                            1,200                       32

Total Life Sciences                                                                         72

Total Miscellaneous Common Stocks 4.5%                                                     171

Total Common Stocks (Cost $4,197)                                                        3,743

OPTIONS WRITTEN (0.6%)
Abbott Laboratories
  Call, 7/20/02 @ $50.00 *                                        (2)                        0

Accredo Health
  Call, 7/20/02 @ $60.00 *                                        (3)                        0

Allergan
  Call, 7/20/02 @ $65.00 *                                        (4)                      (1)
  Call, 7/20/02 @ $75.00 *                                        (2)                        0

AmerisourceBergen
  Put, 11/16/02 @ $80.00 *                                        (1)                      (1)
  Put, 1/18/03 @ $80.00 *                                         (1)                      (1)

Amgen
  Call, 8/17/02 @ $47.50 *                                       (11)                      (1)

Biogen
  Put, 10/19/02 @ $50.00 *                                        (2)                      (2)

Cephalon
  Call, 8/17/02 @ $60.00 *                                        (4)                        0
  Call, 7/20/02 @ $55.00 *                                        (7)                        0
  Put, 10/19/02 @ $50.00 *                                        (2)                        0

Eli Lilly
  Call, 7/20/02 @ $60.00 *                                        (1)                        0
  Call, 10/19/02 @ $65.00 *                                       (8)                      (1)

Genentech
  Call, 7/20/02 @ $40.00 *                                        (4)                        0

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands

  Call, 9/21/02 @ $45.00 *                                        (4)                    $ (1)

Gilead Sciences
  Call, 8/17/02 @ $42.50 *                                        (5)                        0
  Call, 8/17/02 @ $45.00 *                                        (4)                        0

HCA
  Put, 1/18/03 @ $50.00 *                                         (4)                      (2)

IDEC Pharmaceuticals
  Call, 10/19/02 @ $40.00 *                                      (12)                      (5)

Imclone Systems
  Call, 7/20/02 @ $15.00 *                                        (1)                        0
  Call, 8/17/02 @ $22.50 *                                        (5)                        0

Johnson & Johnson
  Call, 7/20/02 @ $65.00 *                                        (3)                        0

MedImmune
  Call, 7/20/02 @ $25.00 *                                        (4)                      (2)
  Call, 8/17/02 @ $30.00 *                                       (14)                      (3)

Tenet Healthcare
  Call, 8/17/02 @ $75.00 *                                        (2)                        0
  Put, 8/17/02 @ $75.00 *                                         (1)                      (1)
  Put, 1/18/03 @ $80.00 *                                         (3)                      (4)

Total Options Written (Cost $(27))                                                        (25)

OPTIONS PURCHASED 0.2%
Amgen
  Put, 10/19/02 @ $40.00 *                                          4                        2

Eli Lilly
  Put, 8/17/02 @ $60.00 *                                           4                        1

Genentech
  Put, 8/17/02 @ $30.00 *                                           9                        1

Imclone Systems
  Put, 8/17/02 @ $12.50 *                                           4                        2

MedImmune
  Put, 7/20/02 @ $25.00 *                                          12                        3

Total Options Purchased (Cost $9)                                                            9

SHORT-TERM INVESTMENTS 1.6%
Money Market Funds 1.6%
T. Rowe Price Reserve
Investment Fund, 1.95% #                                       60,756                       61

Total Short-Term Investments
(Cost $61)                                                                                  61

T. Rowe Price Health Sciences Portfolio
June 30, 2002 (Unaudited)
                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands

Total Investments in Securities
99.3% of Net Assets (Cost $4,240)                                                      $ 3,788

Other Assets Less Liabilities                                                               27

NET ASSETS                                                                             $ 3,815
                                                                                       -------

Net Assets Consist of:
Undistributed net investment income (loss)                                              $ (12)

Undistributed net realized gain (loss)                                                   (629)

Net unrealized gain (loss)                                                               (452)

Paid-in-capital applicable to
538,898 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                                                   4,908

NET ASSETS                                                                             $ 3,815
                                                                                       -------

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands

NET ASSET VALUE PER SHARE
Health Sciences Portfolio shares
($3,725,698/526,335 shares outstanding)                                                 $ 7.08

Health Sciences Portfolio - II shares
($88,896/12,563 shares outstanding)                                                     $ 7.08

#  Seven-day yield

*  Non-income producing

!!All or a portion of this security is pledged to cover written call options at June 30, 2002

ADR  American Depository Receipts

EUR  Euro

JPY  Japanese yen

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Health Sciences Portfolio
In thousands
Unaudited
                                                             6 Months
                                                                Ended
                                                              6/30/02
Investment Income (Loss)
Income
  Dividend                                                        $ 7
  Interest                                                          1

  Total income                                                      8

Expenses
  Investment management and administrative                         20

Net investment income (loss)                                     (12)

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                    (276)
  Written Options                                                   3

  Net realized gain (loss)                                      (273)

Change in net unrealized gain (loss)
  Securities                                                    (795)
  Written options                                                   2

  Change in net unrealized gain (loss)                          (793)

Net realized and unrealized gain (loss)                       (1,066)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                      $ (1,078)
                                                            ---------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Health Sciences Portfolio
In thousands
Unaudited

                                                             6 months                 12/29/00
                                                                Ended                  Through
                                                              6/30/02                 12/31/01

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                                 $ (12)                   $ (15)
  Net realized gain (loss)                                      (273)                    (356)
  Change in net unrealized gain (loss)                          (793)                      341

  Increase (decrease) in net assets
  from operations                                             (1,078)                     (30)

Capital share transactions *
  Shares sold
    Health Sciences shares                                        631                    5,160
    Health Sciences - II shares                                   100                        -
  Shares redeemed
    Health Sciences shares                                      (509)                    (459)

  Increase (decrease) in net assets from
  capital share transactions                                      222                    4,701

Net Assets
Increase (decrease) during period                               (856)                    4,671
Beginning of period                                             4,671                        -

End of period                                                 $ 3,815                  $ 4,671
                                                              -------                  -------
*Share information
  Shares sold
    Health Sciences shares                                         77                      568
    Health Sciences - II shares                                    13                        -
  Shares redeemed
    Health Sciences shares                                       (63)                     (56)

  Increase (decrease) in shares outstanding                        27                      512

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Health Sciences Portfolio
June 30, 2002
Unaudited

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Health Sciences Portfolio (the fund) is a diversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks long-term capital appreciation. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund has two classes of shares: Health Sciences Portfolio, offered since December 29, 2000, and Health Sciences Portfolio - II, which was first offered on April 30, 2002. Health Sciences - II sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

  The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

  Valuation - Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options, are valued at the mean of the closing bid and ask prices.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

  Health Sciences - II pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Management and administrative fee expense, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

  Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

  Options - Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net at market value. Transactions in options written and related premiums received during the six months ended June 30, 2002, were as follows:

                                             Number of
                                             Contracts                  Premiums

  Outstanding at beginning of period                 -                       $ -
  Written                                      331,000                    92,000
  Expired                                     (51,000)                   (7,000)
  Closed                                     (166,000)                  (58,000)
  Outstanding at end of period                 114,000                  $ 27,000

  Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,764,000 and $1,532,000, respectively, for the six months ended June 30, 2002.

NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

  The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of 2001, the fund had $356,000 of unused capital loss carryforwards, of which $356,000 expire in 2009.

  At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $4,240,000. Net unrealized loss aggregated $452,000 at period-end, of which $348,000 related to appreciated investments and $800,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.95% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At June 30, 2002, $16,000 was payable under the agreement.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $1,000 and are reflected as interest income in the accompanying Statement of Operations.


About the Portfolio's Directors and Officers

  Your portfolio is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the portfolio's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the portfolio's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)              Principal Occupation(s) During Past 5 Years and
Year Elected*                Other Directorships of Public Companies

Calvin W. Burnett, Ph.D.     President, Coppin State College; Director,
(3/16/32)                    Provident Bank of Maryland
2001

Anthony W. Deering           Director, Chairman of the Board, President, and
(1/28/45)                    Chief Executive Officer, The Rouse Company, real
2001                         estate developers

Donald W. Dick, Jr.          Principal, EuroCapital Advisors, LLC, an
(1/27/43)                    acquisition and management advisory firm
1994

David K. Fagin               Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                     Golden Star Resources Ltd., and Canyon Resources
1994                         Corp. (5/00 to present); Chairman and President,
                             Nye Corp.

F. Pierce Linaweaver         President, F. Pierce Linaweaver & Associates,
(8/22/34)                    Inc., consulting environmental and civil engineers
2001

Hanne M. Merriman            Retail Business Consultant; Director, Ann Taylor
(11/16/41)                   Stores Corp., Ameren Corp., Finlay Enterprises,
1994                         Inc., The Rouse Company, and US Airways Group, Inc.

John G. Schreiber            Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                   a real estate investment company; Senior Advisor
2001                         and Partner, Blackstone Real Estate Advisors,
                             L.P.; Director, AMLI Residential Properties Trust,
                             Host Marriott Corp., and The Rouse Company

Hubert D. Vos                Owner/President, Stonington Capital Corp., a
(8/2/33)                     private investment company
1994

Paul M. Wythes               Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                    capital limited partnership, providing equity
1994                         capital to young high-technology companies
                             throughout the United States; Director, Teltone
                             Corp.

*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

T. Rowe Price Health Sciences Portfolio

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of
T. Rowe Price                Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]         Other Directorships of Public Companies

John H. Laporte              Director, T. Rowe Price Group, Inc.; Vice
(7/26/45)                    President, T. Rowe Price
1994
[15]

James S. Riepe               Director and Vice President, T. Rowe Price; Vice
(6/25/43)                    Chairman of the Board, Director, and Vice
1994                         President, T. Rowe Price Group, Inc.; Chairman
[98]                         of the Board and Director, T. Rowe Price Global
                             Asset Management Limited, T. Rowe Price Investment
                             Services, Inc., T. Rowe Price Retirement Plan
                             Services, Inc., and T. Rowe Price Services, Inc.;
                             Chairman of the Board, Director, President, and
                             Trust Officer, T. Rowe Price Trust Company;
                             Director, T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services
                             Limited; Vice President, Equity Series

M. David Testa               Vice Chairman of the Board, Chief Investment
(4/22/44)                    Officer, Director, and Vice President, T. Rowe
1994                         Price Group, Inc.; Chief Investment Officer,
[98]                         Director, and Vice President, T. Rowe Price;
                             Chairman and Director, T. Rowe Price Global Asset
                             Management Limited; Vice President and Director,
                             T. Rowe Price Trust Company; Director, T. Rowe
                             Price Global Investment Services Limited and
                             T. Rowe Price International, Inc.; President,
                             Equity Series

* Each inside director serves until election of a successor.

Officers
Name (Date of Birth)
Position(s) Held
With Fund                        Principal Occupations

Brian W.H. Berghuis,             Vice President, T. Rowe Price and T. Rowe Price
10/12/58                         Group, Inc.
Executive Vice President,
Equity Series

Stephen W. Boesel                Vice President, T. Rowe Price, T. Rowe Price
(12/28/44)                       Group, Inc., and T. Rowe Price Trust Company
Vice President,
Equity Series

Joseph A. Carrier                Vice President, T. Rowe Price, T. Rowe Price
(12/30/60)                       Group, Inc., and T. Rowe Price Investment
Treasurer, Equity Series         Services, Inc.

Arthur B. Cecil III              Vice President, T. Rowe Price and T. Rowe Price
(9/15/42)                        Group, Inc.
Vice President,
Equity Series

Giri Devulapally                 Vice President, T. Rowe Price and T. Rowe Price
(11/18/67)                       Group, Inc.
Vice President,
Equity Series

Anna M. Dopkin, 9/5/67           Vice President, T. Rowe Price and T. Rowe Price
Vice President,                  Group, Inc.
Equity Series

Robert N. Gensler                Vice President, T. Rowe Price and T. Rowe Price
(10/18/57)                       Group, Inc.
Vice President,
Equity Series

Eric M. Gerster                  Vice President, T. Rowe Price and T. Rowe Price
(3/23/71)                        Group, Inc.
Vice President,
Equity Series

T. Rowe Price Health Sciences Portfolio

Officers (continued)

Name (Date of Birth)
Position(s) Held
With Fund                    Principal Occupations

Henry H. Hopkins             Director and Vice President, T. Rowe Price Group,
(12/23/42)                   Inc.; Vice President, T. Rowe Price, T. Rowe Price
Vice President,              International, Inc., and T. Rowe Price Retirement
Equity Series                Plan Services, Inc.; Vice President and Director,
                             T. Rowe Price Investment Services, Inc., T. Rowe
                             Price Services, Inc., and T. Rowe Price Trust
                             Company

Kris H. Jenner (2/5/62)      Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President,    Group, Inc.
Equity Series

J. Jeffrey Lang (1/10/62)    Vice President, T. Rowe Price and T. Rowe Price
Vice President,              Trust Company
Equity Series

John D. Linehan (1/21/65)    Vice President, T. Rowe Price, T. Rowe Price
Vice President,              Group, Inc., and T. Rowe Price International, Inc.
Equity Series

Patricia B. Lippert          Assistant Vice President, T. Rowe Price and
(1/12/53)                    T. Rowe Price Investment Services, Inc.
Secretary, Equity Series

David S. Middleton           Vice President, T. Rowe Price, T. Rowe Price
(1/18/56)                    Group, Inc., and T. Rowe Price Trust Company
Controller,
Equity Series

Joseph Milano                Vice President, T. Rowe Price and T. Rowe Price
(9/14/72)                    Group, Inc.
Vice President,
Equity Series

Larry J. Puglia, CFA         Vice President, T. Rowe Price and T. Rowe Price
(8/25/60)                    Group, Inc.
Executive Vice
President, Equity Series

Brian C. Rogers              Director and Vice President, T. Rowe Price Group,
(6/27/55)                    Inc.; Vice President, T. Rowe Price and T. Rowe
Executive Vice               Price Trust Company
President, Equity Series

Robert W. Smith              Vice President, T. Rowe Price, T. Rowe Price
(4/11/61)                    Group, Inc., and T. Rowe Price International, Inc.
Vice President,
Equity Series

Michael F. Sola              Vice President, T. Rowe Price and T. Rowe Price
(7/21/69)                    Group, Inc.
Vice President,
Equity Series

William J. Stromberg,        Vice President, T. Rowe Price and T. Rowe Price
CFA (3/10/60)                Group, Inc.
Vice President,
Equity Series

John F. Wakeman              Vice President, T. Rowe Price and T. Rowe Price
(11/25/62)                   Group, Inc.
Vice President,
Equity Series

Richard T. Whitney           Vice President, T. Rowe Price, T. Rowe Price
(5/7/58)                     Group, Inc., T. Rowe Price Trust Company, and
Executive Vice President,    T. Rowe Price International, Inc.
Equity Series

R. Candler Young             Assistant Vice President, T. Rowe Price
(9/28/71)
Vice President,
Equity Series

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

TRP596 (6/02)
K15-234 6/30/02